UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 22, 2014

MILLENNIUM INDIA ACQUISITION COMPANY INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

333-133189

(Commission File Number)

20-4531310

(IRS Employer Identification No.)

301 Winding Road

Old Bethpage, NY 11804

 (Address of principal executive offices and zip Code)

Registrant’s telephone number, including area code: (212) 750-0371

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07

Submission of Matters to a Vote of Security Holders

Millennium India Acquisition Company (the "Company") completed its 2013 Annual Meeting of Shareholders on January 11, 2014.  The meeting was originally scheduled for, and convened, on December 12, 2013, but was adjourned until January 6, 2014 due to the absence of a quorum and then to January 11, 2014 to permit the continued solicitation of proxies in respect of proposals before the meeting subject to elevated voting requirements under applicable statutes. For more information on the proposals before the meeting, see the company's definitive proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on November 22, 2013 (File No. 811-22156), the relevant portions of which are incorporated herein by reference.

Below are the final voting results for each proposal.

1) The shareholders elected each of the seven nominees to the Board of Trustees for a one-year term.

   FOR

  WITHHELD

BROKER

NON-VOTE

David H. Lesser

5,567,049

675

1,794,948

Arun Mittal

5,566,049

1,675

1,794,948

Habib Yunus

5,566,049

1,675

1,794,948

Dionisio D’Aguilar

5,566,049

1,675

1,794,948

Jesse Derris

5,567,049

675

1,794,948

F. Jacob Cherian

5,120,945

446,779

1,794,948

Suhel Kanuga

5,121,945

445,779

1,794,948

2) The shareholders approved the amendment of the Company’s fundamental investment restriction relating to industry concentration, to remove the requirement that the Company invest more than 25% of its total assets in one or more businesses that have operations primarily in India.

FOR

AGAINST

ABSTAIN

BROKER NON-VOTE

4,204,533

1,362,191

1,000

1,794,948

3) The shareholders approved the amendment of the Company’s fundamental investment restriction relating to industry concentration, to add the requirement that the Company invest more than 25% of its total assets in one or more energy infrastructure assets or businesses or alternative energy assets or businesses.

FOR

AGAINST

ABSTAIN

BROKER NON-VOTE

4,176,333

1,360,391

31,000

1,794,948

4) The shareholders voted to approve the reduction of the number of shares of authorized capital stock of the Company from 45,005,000 to 12,005,000.

FOR

AGAINST

ABSTAIN

BROKER NON-VOTE

5,560,049

4,175

3,500

1,794,948

5) The shareholders voted to approve one or more adjournments of the meeting, as necessary and appropriate, including in order to permit the further solicitation of proxies in favor of proposals 2, 3 and 4, above.

FOR

AGAINST

ABSTAIN

BROKER NON-VOTE

7,348,229

6,961

7,481

  0

6) The shareholders ratified the Board’s selection of Cohn Reznick LLP as the Company’s independent registered public accounting firm.

FOR

AGAINST

ABSTAIN

BROKER NON-VOTE

7,311,691

   0

50,981

  0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

January 22, 2014

Millennium India Acquisition Company

By:

/s/ David H. Lesser

Name:

David H. Lesser

Title:

CEO and Chairman

Section 8 - Other Events

Item 8.01

Other Events

In light of the changes to the Company's investment restrictions approved by the Company's shareholders, and in light of the fact that over 60 days ago the Company  notified shareholders that it was eliminating its policy of investing more than 80% of its assets in Indian companies, the Company will be taking steps to change its name to  remove reference to India, and to amend its filings with the Securities and Exchange Commission as necessary to reflect its new investment restrictions and policies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLENNIUM INDIA ACQUISITION COMPANY INC. /s/ David H. Lesser
Date: January 22, 2014	David H. Lesser Chairman and Chief Executive Officer